EXHIBIT 10.3

OMNIBUS AMENDMENT
This Omnibus Amendment (this “Amendment”), dated as of September 12, 2016, to (a) that certain Second Lien Security Agreement (as amended, restated, modified or supplemented from time to time, the “Security Agreement”), dated as of December 15, 2015, from California Resources Corporation, a Delaware corporation (the “Company”) and each other Grantor party thereto in favor of The Bank of New York Mellon Trust Company, N.A., as collateral trustee (in such capacity, together with its successors and assigns, the “Collateral Trustee”), (b) that certain Second Lien Pledge Agreement (as amended, restated, modified or supplemented from time to time, the “Pledge Agreement”), dated as of December 15, 2015, from the Company and each of the subsidiary pledgors from time to time party thereto in favor of the Collateral Trustee and (c) that certain Collateral Trust Agreement, dated as of December 15, 2015 (as amended, restated, modified or supplemented from time to time, the “Collateral Trust Agreement”), among the Company, the guarantors from time to time party thereto, the Collateral Trustee, as trustee and collateral trustee, and the other parity lien representatives from time to time party thereto.
RECITALS
A.    The Company, the guarantors party thereto and the Collateral Trustee have entered into that certain Indenture dated as of December 15, 2015 (as supplemented by the Guarantor Supplemental Indentures, dated as of March 4, 2016, and as further amended, restated, modified or supplemented from time to time, the “Indenture”).
B.    The Company has requested certain amendments to the Security Agreement, Pledge Agreement and Collateral Trust Agreement to ensure the Holders have a second priority Lien on the Collateral.
C.    The Collateral Trustee is willing to agree to such amendments, subject to the terms and conditions set forth herein.
NOW, THEREFORE, to induce the Collateral Trustee to enter into this Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Definitions. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning assigned to such term in the Indenture or Collateral Trust Agreement.

Section 2.    Amendments to Agreements. Section 1.3 of the Security Agreement, Section 1.04 of the Pledge Agreement and Section 1.1 of the Collateral Trust Agreement are hereby amended by adding the following definition in the appropriate alphabetical order:
“Excluded Property” means (a) all Excluded Stock; (b) any property to the extent the grant or maintenance of a Lien on such property (i) is prohibited by applicable law, (ii) could reasonably be expected to result in material adverse tax consequences to the Company or any Subsidiary of the Company, (iii) requires a consent not obtained of any Governmental Authority pursuant to applicable law or (iv) is prohibited by, or constitutes a breach or default under or results in the termination of or requires any consent not obtained under, any contract, license, agreement, instrument or other document evidencing or giving rise to such property, except to the extent that such term in such contract, license, agreement, instrument or other document or similar agreement providing for such prohibition, breach, default or termination or requiring such consent is ineffective under applicable law (including, without limitation, pursuant to Section 9- 406, 9-407, 9-408 or 9-409 of the New York Uniform Commercial Code); (c) motor vehicles and other assets subject to certificates of title; (d) trust accounts, payroll accounts, zero balance accounts and escrow accounts, in each case for so long as they remain such type of account; and (e) any property as to which the administrative agent under the Priority Lien Credit Agreement and the Company agree in writing, pursuant to the Priority Lien Credit Agreement, that the costs of obtaining a security interest in, or Lien on, such property, or perfection thereof, are excessive in relation to the value to the holders of Priority Lien Debt of the security interest afforded thereby.
Section 3.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 4.    Miscellaneous.
4.1     (a) On and after the effectiveness of this Amendment, each reference in (i) the Security Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Security Agreement, and each reference in each other Note Document to “the Security Agreement”, “thereunder”, “thereof” or words of like import referring to the Security Agreement, shall mean and be a reference to the Security Agreement as amended or otherwise modified by this Amendment; (ii) the Pledge Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Pledge Agreement, and each reference in each other Note Document to “the Pledge Agreement”, “thereunder”, “thereof” or words of like import referring to the Pledge Agreement, shall mean and be a reference to the Pledge Agreement as amended or otherwise modified by this Amendment; and (iii) the Collateral Trust Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Collateral Trust Agreement, and each reference in each other Note Document to “the Collateral Trust Agreement”, “thereunder”, “thereof” or words of like import referring to the Collateral Trust Agreement, shall mean and be a reference to the Collateral Trust Agreement as amended or otherwise modified by this Amendment; (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any default of the Company or any right, power or remedy of the Collateral Trustee under any of the Note Documents, nor constitute a waiver of any provision of any of the Note Documents; (c) this Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart; and (d) delivery of an executed counterpart of a signature page to this Amendment by telecopier or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.
4.2    Neither the execution by the Collateral Trustee of this Amendment, nor any other act or omission by the Collateral Trustee or its officers in connection herewith, shall be deemed a waiver by the Collateral Trustee of any defaults which may exist or which may occur in the future under the Indenture and/or the other Note Documents, or any future defaults of the same provision waived hereunder (collectively “Violations”). Similarly, nothing contained in this Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Collateral Trustee’s right at any time to exercise any right, privilege or remedy in connection with the Note Documents with respect to any Violations; (b) except for the amendments set forth herein, amend or alter any provision of the Indenture, the other Note Documents, or any other contract or instrument; or (c) constitute any course of dealing or other basis for altering any obligation of the Company or any right, privilege or remedy of the Collateral Trustee under the Indenture, the other Note Documents, or any other contract or instrument. Nothing in this letter shall be construed to be a consent by the Collateral Trustee to any Violations. The recitals contained herein shall be taken as the statements of the Company and each Guarantor, and the Collateral Trustee assumes no responsibility for the correctness of the same. The Collateral Trustee makes no representation as to the validity or sufficiency of this Amendment.

4.3    The Company and each Guarantor hereby (a) acknowledges the terms of this Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Note Document to which it is a party and agrees that each Note Document to which it is a party remains in full force and effect, except as expressly amended or modified hereby; and (c) represents and warrants to the Collateral Trustee that as of the date hereof, after giving effect to the terms of this Amendment: (i) all of the representations and warranties contained in each Note Document to which it is a party are true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct) as of such specified earlier date, and (ii) no Default or Event of Default has occurred and is continuing.
4.4    This Amendment is a Note Document as defined and described in the Indenture and all of the terms and provisions of the Indenture relating to Note Documents shall apply hereto.
4.5    THE INDENTURE AND THE OTHER NOTE DOCUMENTS, INCLUDING THIS AMENDMENT, EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE PARTIES AND SUPERSEDE ALL OTHER AGREEMENTS AND UNDERSTANDINGS BETWEEN SUCH PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their officers thereunto duly authorized as of the date first above written.

COMPANY:	CALIFORNIA RESOURCES CORPORATION
	By:	/s/ Marshall D. Smith
	Name:	Marshall D. Smith
	Title:	Senior Executive Vice President and Chief Financial Officer

GUARANTORS:
CALIFORNIA HEAVY OIL, INC.
CALIFORNIA RESOURCES LONG BEACH, INC.
CALIFORNIA RESOURCES PETROLEUM CORPORATION
CALIFORNIA RESOURCES PRODUCTION CORPORATION
CALIFORNIA RESOURCES TIDELANDS, INC.
SOUTHERN SAN JOAQUIN PRODUCTION, INC.
THUMS LONG BEACH COMPANY

	By:	/s/ Marshall D. Smith
	Name:	Marshall D. Smith
	Title:	Senior Executive Vice President and Chief Financial Officer

CALIFORNIA RESOURCES ELK HILLS, LLC CRC CONSTRUCTION SERVICES, LLC CRC SERVICES, LLC SOCAL HOLDING, LLC

By:	/s/ Marshall D. Smith
Name:	Marshall D. Smith
Title:	Senior Executive Vice President and Chief Financial Officer of California Resources Corporation, its Sole Member

CALIFORNIA RESOURCES WILMINGTON , LLC

By:	/s/ Marshall D. Smith
Name:	Marshall D. Smith
Title:	Senior Executive Vice President and Chief Financial Officer of California Resources Corporation, its Sole Member

CRC MARKETING, INC.

By:	/s/ D. Adam Smith
Name:	D. Adam Smith
Title:	Assistant Secretary

ELK HILLS POWER, LLC

By:	/s/ Ivan Gaydarov
Name:	Ivan Gaydarov
Title:	Treasurer of California Resources Corporation, the Sole Member of California Resource Elk Hills, LLC, its Sole Member

TIDELANDS OIL PRODUCTION COMPANY

By:	/s/ Ivan Gaydarov
Name:	Ivan Gaydarov
Title:	Treasurer of California Resources Tidelands, Inc., its Managing Partner

CALIFORNIA RESOURCES COLES LEVEE, LLC

By:	/s/ Ivan Gaydarov
Name:	Ivan Gaydarov
Title:	Treasurer

CALIFORNIA RESOURCES COLES LEVEE, L.P.

By:	/s/ Ivan Gaydarov
Name:	Ivan Gaydarov
Title:	Treasurer of California Resources Coles Levee, LLC, its General Partner

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Collateral Trustee

By:	/s/ R. Tarnas
Name:	R. Tarnas
Title:	Vice President

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